UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 8, 2005
                        ---------------------------------
                        (Date of earliest event reported)


                             ROYCE BIOMEDICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  000-29895             98-0206542
-------------------------------    -----------        -------------------
(State or other jurisdiction of    Commission          (I.R.S. Employer
 incorporation or organization)    File Number        Identification No.)


                            433 Town Center Suite 316
                             Corte Madera, CA 94925
           -----------------------------------------------------------
               (Address of principal offices, including Zip Code)


                                 (415) 738-8887
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)



 ------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 8, 2005, Royce Biomedical, Inc. (the "Registrant") signed a Letter of Intent with Smart-Tek Communications, Inc. ("SCI") and with Perry Law, the President and sole shareholder of SCI, to acquire all of the outstanding shares of SCI in exchange for shares of common stock of the Registrant, the amount of which are uncertain at present and are in the process of negotiation as part of the due diligence process and receipt of audited financial statements from SCI. The Board of Directors of Royce have imposed a cap of 40% of the then outstanding common shares of the Registrant as the maximum number of shares that could be issued in conjunction with a merger or acquisition. It is the intent of the Registrant to treat this acquisition under the rules of purchase accounting and that the shareholders of the Registrant will maintain control upon completion of the transaction.

SCI is in the business of design, installation and maintenance of security systems for commercial, governmental and residential applications. SCI in located in British Columbia, Canada and has been in operation since 1997.

The closing of this transaction is subject to customary closing conditions as well as the requirement that SCI provide audited financial statements in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for its two years ended December 31, 2004 and 2003. In addition, the audited financial statements for the year ended December 31, 2004 must show a minimum of CDN$1,750,000 in gross revenues.

For all the terms and conditions of the Letter of Intent, reference is hereby made to such agreement annexed hereto as Exhibit 10.26.
All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

On March 8, 2005, the Registrant issued a press release announcing this Letter of Intent with SCI. A copy of the press release is attached hereto as Exhibit
99.1 and is hereby incorporated herein by this reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of business acquired.        Not applicable
(b)   Pro forma financial information.                  Not applicable
(c)   Exhibits

Exhibit 10.26 Letter of Intent between Smart-Tek Communications, Inc. and Registrant
Exhibit 99.1     Press release of Registrant dated March 8, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Royce Biomedical, Inc.

                                          By: /s/ Joseph C. Sienkiewicz
                                              --------------------------------
                                              Joseph C. Sienkiewicz, Secretary

Date:  March 8, 2005